EXHIBIT 32.1

                           CERTIFICATIONS PURSUANT TO
                             18 U.S.C. SECTION 1350


         I, Terrance M. McCarthy, President and Chief Executive Officer of First
Banks,  Inc.  (the  "Company"),   certify,   pursuant  to  Section  906  of  the
Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

          (1) The Quarterly Report on Form 10-Q of the Company for the quarterly period ended June 30, 2008 (the "Report") fully complies with the requirements of Sections 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2)  The information  contained in the Report fairly presents,  in all
               material  respects,   the  financial  condition  and  results  of
               operations of the Company.


Date:  August 13, 2008

                                  By: /s/ Terrance M. McCarthy
                                     -------------------------------------------
                                          Terrance M. McCarthy
                                          President and Chief Executive Officer
                                          (Principal Executive Officer)